UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported): November 21, 2001



                              Hot Products, Inc.com
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Arizona                      0-27382               86-0737579
   ---------------------------       ------------        ------------------
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)

  7625 E. Redfield Road  Suite 200                            85260
  Scottsdale, Arizona
  ----------------------------------------                  ----------
  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  480-368-9490


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ITEM 5.    OTHER CURRENT EVENTS

On November 19, 2001 Mr. Gregory Struthers resigned as an officer, Executive Vice President, and member of the Board of Directors of Hot Products, Inc. His duties will be handled by the CEO until a suitable replacement can be found.


The statements contained in this report on form 8K that are not purely historical are forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, including statements regarding our "expectations", "anticipation," "intentions," "beliefs," or "strategies," regarding the future. Forward-looking statements include statements regarding revenue, margins, expenses and earnings analysis ; future products or product development strategy; and liquidity and anticipated cash needs and availability. All forward looking statements included in this document are based on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statement. It is important to note our actual results could differ materially from those in such forward-looking statements




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant Has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


November 21, 2001

                                           Hot Products, Inc.com

                                           By:  /s/  James L. Copland
                                           -------------------------------------
                                           James L. Copland
                                           President and Chief Executive Officer



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